UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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CAL-MAINE FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAL-MAINE FOODS, INC.
NOTICE OF ANNUAL MEETING
OCTOBER 13, 2005
TO THE SHAREHOLDERS:
     The Annual Meeting of the shareholders of Cal-Maine Foods, Inc. will be held at the corporate offices of Cal-Maine Foods, Inc. at 3320 Woodrow Wilson Drive, Jackson, Mississippi 39209, at 11:30 a.m. (Local Time), on Thursday, October 13, 2005, to consider and vote on:
1.	The election of seven directors to serve on the Board of Directors of Cal-Maine Foods, Inc. for the ensuing year.

2.	Ratification of the 2005 Cal-Maine Foods, Inc. Incentive Stock Option Plan.

3.	Ratification of the Cal-Maine Foods, Inc. Stock Appreciation Rights Plan.

3.	Such other matters as may properly come before the Annual Meeting or any adjournments thereof.
     August 26, 2005 has been fixed as the record date for determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.
     The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign, date and return the enclosed proxy card promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

FOR THE BOARD OF DIRECTORS

BOBBY J. RAINES
SECRETARY
DATED: September 9, 2005
SHAREHOLDERS ARE URGED TO VOTE BY DATING, SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

CAL-MAINE FOODS, INC.
3320 Woodrow Wilson Drive
Jackson, Mississippi 39209
PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD OCTOBER 13, 2005
The information set forth in this proxy statement is furnished in connection with the Annual Meeting of Shareholders of Cal-Maine Foods, Inc. (the “Company”) to be held on October 13, 2005, at 11:30 a.m., local time, at our headquarters, 3320 Woodrow Wilson Drive, Jackson, Mississippi. A copy of our annual report to shareholders for the fiscal year ended May 28, 2005, accompanies this proxy statement. Our telephone number is 601/948-6813. The terms “we,” “us” and “our” used in this proxy statement mean the Company.
Additional copies of the Annual Report (not including exhibits), Notice, Proxy Statement and Proxy card will be furnished without charge to any Shareholder upon written request to: Cal-Maine Foods, Inc., ATTN: Bobby J. Raines, Secretary, Post Office Box 2960, Jackson, Mississippi 39207. Exhibits to the Annual Report may be furnished to Shareholders upon the payment of an amount equal to the reasonable expenses incurred in furnishing such exhibits. A list of the shareholders of record on the record date will be available for inspection at the above address for 10 days preceding the date of the Annual Meeting.
Our Board of Directors is soliciting the enclosed proxy. The proxy may be revoked by a shareholder at any time before it is voted by filing with our Secretary a written revocation or a duly executed proxy bearing a later date. The proxy also may be revoked by a shareholder attending the meeting, withdrawing the proxy, and voting in person.
All expenses incurred in connection with the solicitation of proxies will be paid by us. In addition to the solicitations of proxies by mail, our directors, officers, and regular employees may solicit proxies in person or by telephone. We will, upon request, reimburse banks, brokerage houses and other institutions, and fiduciaries for their expenses in forwarding proxy material to their principals. No proxies will be solicited via the Internet or web site posting.
This proxy statement, the enclosed form of proxy and the other accompanying materials are first being mailed to shareholders on or about September 9, 2005. Shareholders of record at the close of business on August 26, 2005, are eligible to vote at the Annual Meeting. As of the record date, 21,094,891 shares of our common stock were outstanding, and 2,400,000 shares of our Class A common stock were outstanding. Each share of common stock is entitled to one vote on each matter to be considered at the Annual Meeting. Each share of Class A common stock is entitled to 10 votes on each such matter. Both the shares of common stock and the shares of Class A common stock have the right of cumulative voting in the election of directors. Cumulative voting means that each shareholder will be entitled to cast as many votes as he or she has the right to cast (before cumulating votes), multiplied by the number of directors to be elected. All such votes may be cast for a single nominee or may be distributed among the nominees to be voted for as the shareholder sees fit. To exercise cumulative voting rights by proxy, a shareholder must clearly designate the number of votes to be cast for any given nominee.
Shares represented by a properly executed and returned proxy card will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are indicated, the person or persons named in the proxy will vote:
▪	for election of the seven nominees to serve as directors of the Company; and

▪	for approval of the Cal-Maine Foods, Inc. 2005 Incentive Stock Option Plan;

▪	for approval of the Cal-Maine Foods, Inc. Stock Appreciation Rights Plan; and

▪	in their discretion with respect to such other business as may come before the Annual Meeting.
The election of directors requires a plurality of the votes cast. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.
In accordance with our bylaws and Delaware law, the Board will appoint two inspectors of election. The inspectors will take charge of and will count the votes and ballots cast at the Annual Meeting and will make a written report on their determination. We encourage you to read this entire document carefully.

OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT
The following table sets forth information as to the beneficial ownership of our common stock as of August 12, 2005, by:
•	each person known by us to beneficially own more than 5% of the class outstanding, and

•	each director, each nominee to serve as a director of the Company, each executive officer named in the Summary Compensation Table (see “Compensation of Executive Officers and Directors”) and by all directors and officers as a group.

	Common Stock and Class A Common Stock
	Number of Shares (1)		Percent of Class
					Percent of Total
Name of Beneficial Owner(2)	Common	Class A	Common	Class A	Voting Power (3)
Fred R. Adams, Jr. (4) (5)	8,120,172	2,170,000	34.5	90.4	66.1
Cal-Maine Foods, Inc. Employee Stock Ownership Plan	2,264,372		10.7		5.0
Richard K. Looper (6)	127,086		*		*
Adolphus B. Baker (7)	412,974	230,008	1.8	9.6	6.0
Bobby J. Raines (8)	97,098		*		*
Jack Self (9)	53,657		*		*
R. Faser Triplett, M. D.	28,000		*		*
Letitia C. Hughes	10,800		*		*
James E. Poole	-0-
Timothy A. Dawson	-0-
All directors and executive officers as a group (nine persons) (10)	8,849,787	2,400,000	41.9	100%	72.8

*	Less than 1%.

(1)	The information as to beneficial ownership is based on information known to us or statements furnished to us by the beneficial owners. As used in this table, “beneficial ownership” means the sole or shared power to vote or to direct the voting of a security, or the sole or shared investment power with respect to a security (i.e. the power to dispose of, or to direct the disposition of a security). For purposes of this table, a person is deemed as of any date to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date, such as under our Stock Option Plans.

(2)	The address of each person, except James E. Poole, R. Faser Triplett, M.D. and Letitia C. Hughes is Cal-Maine Foods, Inc., 3320 Woodrow Wilson Drive (Post Office Box 2960), Jackson, Mississippi 39207. Mr. Poole’s address is 6860 I-55, Jackson, MS 39211; Dr. Triplett’s address is 210 Winged Foot Circle, Jackson, Mississippi 39211; Ms. Hughes’ address is P.O. Box 291, Jackson, Mississippi 39205.

(3)	Percent of total voting power is based on the total votes to which the Common Stock (one vote per share) and Class A Common Stock (10 votes per share) are entitled.

(4)	The number of shares shown in the table include 781,562 shares of Common Stock owned by Mr. Adams’ spouse, separately and as to which Mr. Adams disclaims beneficial ownership.

(5)	Includes 516,332 shares accumulated under the Cal-Maine Foods, Inc. Employee Stock Ownership Plan (“ESOP”).

(6)	Includes 6,704 shares accumulated under ESOP.

(7)	Includes 140,544 shares owned by Mr. Baker’s spouse separately and as custodian for their children as to which Mr. Baker disclaims any beneficial ownership and 56,832 shares accumulated under the ESOP.

(8)	Includes 29,418 shares accumulated under the ESOP.

(9)	Includes 4,855 shares accumulated under the ESOP.

(10)	Includes shares as to which Messrs. Adams and Baker disclaim any beneficial ownership. See Notes (4) and (7) above.
The shares of Common Stock accumulated in the ESOP, as indicated in Notes (5) through (9) above, also are included in the 2,264,372 shares shown in the table as owned by the ESOP.

ELECTION OF DIRECTORS
Our bylaws provide that the number of directors shall be fixed by resolution of the Board of Directors and that the number may not be less than three nor more than fifteen. Pursuant to the bylaws, the Board of Directors has fixed the number of directors at seven. Unless otherwise specified, proxies will be voted FOR the election of the seven nominees named below to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If, at the time of the meeting, any of the nominees named below is unable or declines to serve as director (which is not anticipated), the proxies will be voted for the election of such other person or persons as the Board of Directors may designate in their discretion. The directors recommend a vote FOR the seven nominees listed below. All nominees, except Mr. Dawson, presently serve as directors of the Company.
Nominees for Directors
The table below sets forth certain information regarding the nominees for election to the Board of Directors:

Name	Age	Tenure and Business Experience
Fred R. Adams. Jr. (1)(3)	73	Fred R. Adams, Jr. has served as the Chief Executive Officer and
Chairman of the Board of Directors,		director of the Company since its formation in 1969 and as the
Chief Executive Officer and Director		Chairman of its Board of Directors since 1982. He is a director and past chairman of National Egg Company, United Egg Producers, Mississippi Poultry Association, U.S. Egg Marketers, Inc., and Egg Clearinghouse, Inc. Mr. Adams is the father-in-law of Mr. Baker.

Richard K. Looper (1)	78	Richard K. Looper served as President and Chief Operating Officer
Vice Chairman of the		of the Company from 1983 to January 1997. Previously, he had
Board of Directors and Director		served as Executive Vice President of the Company since 1982 and was originally employed by the Company in 1974. Mr. Looper is a past chairman of the American Egg Board and U.S. Egg Marketers, Inc. He has served as a director of the Company since 1982. Mr. Looper is also Chairman of American Egg Products.

Adolphus B. Baker (1)	48	Adolphus B. Baker was elected President and Chief Operating
President, Chief Operating Officer		Officer in January 1997. He was serving as Vice President
and Director		and Director of Marketing of the Company when elected President. Previously, he had served as Assistant to the President since 1987 and has been employed by the Company since 1986. He has been a director of the Company since 1991. Mr. Baker is a member of the Executive Committee of United Egg Producers and a board member of American Egg Board. He is past chairman of Mississippi Poultry Association, Egg Clearinghouse, Inc., and American Egg Board. Mr. Baker is a director of Trustmark National Bank of Jackson, Mississippi and Eggland’s Best, Inc. Mr. Baker is Mr. Adams’ son-in-law.

James E. Poole (2) (3)	56	Mr. Poole is a Certified Public Accountant and has been a principal with Grantham & Poole of Jackson, MS, for over five years.

R. Faser Triplett, M.D. (2)(3)	72	R. Faser Triplett, M.D. has served as a director of the Company since September 1996. Dr. Triplett is a retired physician and a Clinical Assistant Professor at the University of Mississippi School of Medicine. He is the majority owner of Avanti Travel, Inc.

Letitia C. Hughes (2)	53	Letitia C. Hughes was elected as a director of the Company in July of 2001. Since 1974 Ms. Hughes has been associated with Trustmark National Bank, Jackson, Mississippi, in managerial positions. She is presently serving as Senior Vice-President, Manager, Private Banking. Mr. Baker is a director of Trustmark National Bank.

Timothy A. Dawson	51	Mr. Dawson joined the Company on August 1, 2005 and was elected Vice President and Chief Financial Officer effective as of that date. Mr. Dawson served as Senior Vice President and Chief Financial Officer of Mississippi Chemical Corporation from 1999 until the sale of that company to Terra Industries in December 2004.

(1)	Member of the Executive Committee

(2)	Member of the Audit Committee

(3)	Member of the Compensation Committee

The Company’s executive officers serve as executive officers at the pleasure of the Board. None of the officers or directors have been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanor). None of the executive officers or directors have been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
As the first step toward his retirement after 41 years of service to the Company, Mr. B. J. Raines resigned as Chief Financial Officer of the Company effective August 1, 2005. Mr. Raines will significantly further reduce his responsibilities with the Company effective October 31, 2005, but will continue as an employee. As a result of his reduced activities, Mr. Raines has elected not to stand for reelection to the Board of Directors. Mr. Dawson has been nominated to fill the positions being vacated by Mr. Raines.
Board and Committee Meetings
The Board of Directors of the Company held four regular and one special meeting in the fiscal year ended May 28, 2005. The Executive Committee of the Board presently consists of Messrs. Adams, Looper, Baker and Raines. The Board also has a Compensation Committee consisting of Messrs. Adams, Poole and Triplett, and an Audit Committee consisting of Mr. Poole, Dr. Triplett and Ms. Hughes. The Board does not have a nominating committee. This function is performed by the Executive Committee.
The Executive Committee may exercise all of the powers of the full Board of Directors, except for certain major actions, such as the adoption of an agreement of merger or consolidation, the recommendation to stockholders of the disposition of substantially all of the Company’s assets or a dissolution of the Company, and the declaration of a dividend or authorization of an issuance of stock. The Executive Committee acts on matters, within the scope of its authority, between meetings of the full Board. During the last fiscal year, no formal meeting of the Executive Committee was held, and the Committee, pursuant to Delaware law, took action by unanimous written consent on eight occasions.
The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, including the issuance of stock options and stock appreciation rights to the Company’s officers, employees and directors. The Compensation Committee met one time during fiscal 2005.
The Audit Committee, which is composed of three independent directors, meets with management and the Company’s independent auditors to determine the adequacy of internal controls, to recommend auditors for the Company and other financial matters. The Audit Committee met four times during fiscal 2005.
Each member of our Board of Directors attended 75% or more of the total meetings of the Board and all committees of the Board on which he or she served during fiscal 2004.
While the Board of Directors does not have a specific policy as to directors’ attendance at the Annual Meeting of Shareholders, such attendance is encouraged. All Directors attended the meeting of shareholders held on October 6, 2004.
The independent directors of the Company met in executive session without any representatives of management being present on one occasion during fiscal 2005.
Report of the Audit Committee
The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. A copy of the Charter of the Audit Committee is attached as Appendix A. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with Ernst & Young, LLP, independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors’ independence.
The Committee discussed with our internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Committee held two meetings during fiscal year 2005.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended May 28, 2005, for filing with the Securities and Exchange Commission.
All members of the Audit Committee are deemed by the Board of Directors to be financial experts.
James E. Poole, Audit Committee Member
Letitia C. Hughes, Audit Committee — Chairperson
R. Faser Triplett, M.D., Audit Committee Member
Certain Corporate Governance Matters
The Securities and Exchange Commission approved amendments to the NASDAQ stock market qualitative listing standards to require that a majority of a listed company’s directors be independent and that a compensation committee and nominating committee of the Board composed solely of independent directors be established. The new standards are not applicable to any company where more than 50% of the voting power is held by one individual or group. Fred R. Adams, Jr., Chairman of the Board and Chief Executive Officer of the Company, owns capital stock of the Company entitling him to 66.1% of the total voting power. Accordingly, the Company is exempt from those new NASDAQ listing standards. However, a NASDAQ listing standard requiring the independent directors of the board to have regularly scheduled meetings at which only independent directors are present is applicable to the Company. One such meeting was held during fiscal 2005.
NASDAQ qualitative listing standards require companies to adopt a code of business conduct and ethics applicable to all directors, officers and employees complying with certain provisions in the Sarbanes-Oxley Act of 2002. The Board of Directors adopted a code on April 14, 2004. Our Code of Ethics is posted on our web site.
The listing standards also require that effective January 15, 2004, all related party transactions to which the Company’s directors or officers are parties be reviewed for potential conflicts of interests on an ongoing basis by, and all such transactions be approved by, the Company’s audit committee or another independent committee of the Board of Directors. During fiscal 2005, no related party transactions took place.
Additional NASDAQ listing standards approved by the Securities and Exchange Commission that are applicable to the Company’s Audit Committee, effective as of the date of the Company’s annual meeting of shareholders on October 6, 2004, require that the Audit Committee (i) be composed solely of independent directors; (ii) be directly responsible for the appointment, compensation, retention and oversight of the independent auditor, which must report directly to the audit committee; (iii) establish procedures to receive, retain, and treat complaints regarding accounting, internal accounting controls and auditing matters, including procedures for employees’ confidential, anonymous submissions of concerns regarding questionable accounting or auditing matters; (iv) have the authority to engage independent counsel and other advisors when the committee determines such outside advice is necessary; and (v) be adequately funded by the Company. Our Audit Committee is in compliance with these standards.
The board of directors does not have a separate standing nominating committee. The Executive Committee of the board of directors fulfills this function. Messrs. Adams, Raines, Looper and Baker are the members of the Executive Committee. The Executive Committee does not have a charter that addresses the nominating function. As a “controlled company,” the independence requirements of NASDAQ Rule 4350(c) do not apply to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, such as the common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such persons are also required to furnish us with copies of all forms they file under this regulation. To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, for the fiscal year ended May 28, 2005, all Section 16(a) reports applicable to its directors and executive officers were filed. During the fiscal year ended May 28, 2005, the following officers and directors were late in reporting transactions required under Section 16(a) of the Securities Exchange Act of 1934:

Name	Number of Untimely Filings
Mr. Fred Adams, Jr.	1
Mr. Adolphus Baker	1
Mr. Richard Looper	1
Mr. James Poole	1
Mr. Bobby Raines	1
Certain Transactions
The Company owns approximately 20% of Eggland’s Best, Inc. (“Eggland’s Best”), a specialty egg marketing firm. During the fiscal year ended May 28, 2005, the Company paid approximately $4,510,000 to Eggland’s Best for merchandising services. Adolphus B. Baker, President and director of the Company, is a director of Eggland’s Best, Inc.
RATIFICATION OF THE CAL-MAINE FOODS, INC. 2005 INCENTIVE STOCK OPTION PLAN
On July 28, 2005, the Board of Directors approved, subject to the ratification by the shareholders of the Company, the Cal-Maine Foods, Inc. 2005 Incentive Stock Option Plan (Stock Option Plan).
STOCK OPTION PLAN
The Stock Option Plan adopted by the Board of Directors reserves 500,000 shares of the common stock of the Company for issuance upon exercise of options granted under the Stock Option Plan. All options granted under this plan are intended to qualify as incentive stock plans under Section 422 of the Internal Revenue Code (“Options”).
The Stock Option Plan is for a period of 10 years beginning on July 28, 2005, during which Options may be granted to any employee of the Company. The Stock Option Plan is administered by the Executive Committee of the Board of Directors which presently consists of Messrs. Adams, Baker, Looper and Raines. A copy of the Stock Option Plan is attached as Appendix B.
The exercise price for any Option granted may not be less than the fair market value of the common stock of the Company on the date of grant. The fair market value of such stock is to be established by the plan administrator. In any calendar year the market value of stock for which options first become exercisable in such year cannot exceed $100,000. The exercise price for all granted options is $5.93. On September 6, 2005, the closing price of the Company’s Common Stock was $6.52.
Options granted have a term of 10 years, or such shorter term as may be provided by the administrator. Options vest as provided in the Incentive Stock Option Agreement to be executed with each Optionee which generally provide for vesting at the rate of 20% per year.
Payment for shares received upon exercising an Option may be made in cash, by check, previously acquired shares, any combination of the foregoing or in any other lawful consideration.

Any vested unexercised Options held by an employee at the time such an employee ceases to be an employee of the Company, other than by death, will remain exercisable for a period of ninety 90 days following the termination of employment. Unvested Options are forfeited. The period of exercise for vested Options of a deceased employee, or an employee who dies within ninety 90 days of the termination of his employment, is six months after the employee’s death.
All Options under the Stock Options Plan are non-transferable and are subject to adjustment to reflect changes in capitalization of the Company. Additionally, in the event of the dissolution or liquidation of the Company, the Optionee shall have the right to exercise his Options for all shares, vested or not, until 10 days prior to such transaction. Any unexercised option will terminate immediately prior to the consummation of the dissolution or liquidation.
In the event of a merger of the Company into or with another corporation, or the sale of substantially all of the assets of the Company, each outstanding option shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor refuses to assume or substitute such Options, all Options vest and the Optionee has the right to exercise such options prior to such merger or sale of substantially all of the Company’s assets.
The issuance and exercise of the options are not taxable events to the Optionee. Upon sale of the shares purchased, the gain realized will be taxed at either ordinary or capital gain rates, depending upon the time held.
The Board of Directors of the Company may amend, alter, suspend, or terminate the plan at any time.
It is the intent of the Company to register the shares subject to the Stock Option Plan under the Securities Act of 1933, as soon as practicable after shareholder approval.
CAL-MAINE FOODS, INC. 2005 INCENTIVE STOCK OPTION PLAN BENEFITS

	Number of	Exercise
Name and Position	Shares	Price
Executive Officers
Fred R. Adams, Jr., CEO	-0-
Richard K. Looper, Vice Chairman	-0-
Adolphus B. Baker, President, COO	80,000	$5.93
Bobby J. Raines, V.P.	-0-
Timothy A. Dawson, V.P., CFO	40,000	$5.93
Jack Self, V.P.	30,000	$5.93

Non-Officer Directors
Employees, excluding Executive Officers	210,000	$5.93
Executive Group	360,000	$5.93
RATIFICATION OF THE CAL-MAINE FOODS, INC. STOCK APPRECIATION RIGHTS PLAN
STOCK APPRECIATION RIGHTS PLAN
A Stock Appreciation Right (SAR) means a right entitling the Grantee to receive at the time of exercise an amount equal to the difference between the fair market value of a single share of the Company’s common stock at the time of exercise and the fair market value of a single share of common stock on the date of the grant, such amount to be payable solely in shares.
The Rights Plan is administered by the Executive Committee of the Board which has the authority to determine the fair market value, to select the service providers to whom SARs may be granted, to determine the number of SARs to be granted to each Grantee, to approve forms of Stock Appreciation Rights Agreement for use under the plan, to determine the terms and conditions not inconsistent with the Rights Plan of the SARs, to construe and interpret the terms of the Rights Plan, to prescribe, amend and rescind rules and regulations relative to the Rights Plan, to modify or amend each SAR, to allow Grantees to satisfy withholding tax obligations by electing to have the Corporation withhold from the shares that number of shares having a fair market value equal to the amount required to be withheld, to authorize any person to execute on behalf of the Company any instrument required to effect the grant of a SAR, and to make all other determinations necessary and advisable for administration of the Rights Plan. The Rights Plan covers 1,000,000 shares of the common stock of the Company. A copy of the Rights Plan is attached as Appendix C.

The Administrator’s decision to terminations and interpretations shall be final and binding.
SARs may be granted to any service provider of the Company. A service provider is defined as an officer, employee or non-employee member of the Board of Directors of the Company.
The Rights Plan became effective on July 28, 2005, and shall continue for a period of 10 years from such date unless earlier terminated.
SARs are intended to be granted to service providers who, in the opinion of the Administrator, are in a position to make a significant contribution to the Company’s future success.
The amount payable upon the exercise of any SARs shall be paid by the Company in shares of its common stock.
The Grantor of a SAR shall specify the term during which such SAR is exercisable provided that no SAR may be exercised after the expiration of 10 years after the date of grant. SARs vest at the rate of 20% per year.
To exercise a SAR the Grantee must give the Company written or electronic notice of such exercise. No fractional shares will be issued upon exercise.
The closing price of the underlying share on September 6, 2005 was $6.52.
If a service provider ceases to be such, the service provider shall have a maximum of 90 days following the termination of such relationship within which to exercise a SAR. If a Grantee dies while a service provider, or within 90 days of ceasing to be a service provider, the Employee’s Executor or Administrator may exercise such SAR within the six month period following the death of the Grantee.
Upon termination or death of a Grantee, only vested SARS may be exercised.
The Administrator may, at any time, offer to buy out for a payment in shares a SAR previously granted.
The SARs are non-transferable. In the event of a recapitalization of the Company, the SARs will be adjusted proportionately. In the event of the dissolution or liquidation of the Company, the Administrator may permit the Grantee to have the right to exercise his or her shares until 10 days prior to such dissolution or liquidation, whether vested or unvested. Any SAR not so exercised shall terminate upon the dissolution or liquidation of the Company.
In the event of the merger of the Company into or with another corporation, or the sale of substantially all of the assets of the Company, each outstanding SAR shall be assumed by or an equivalent right substituted by the successor corporation of the Company. In the event the successor refuses to assume or substitute for the SAR, the SARs shall become fully vested immediately prior to such merger or asset sale.
The Board of Directors of the Company may, at any time, amend, alter, suspend or terminate the plan.
It is the intent of the Company to register the shares of common stock subject to the Rights Plan under the Securities Act of 1933 as soon as practicable following shareholder approval.
STOCK APPRECIATION RIGHTS PLAN BENEFITS

Name and Position	SARS	Index Price
Fred R. Adams, Jr., CEO	-0-
Executive Officers as a Group	-0-
All Officers, including Executive Officers	-0-
All Non-Executive Directors	90,000	$5.93
All Employees, including Non-executive Officers	525,000	$5.93	*

*	22,500 SARS held by two employees have an index price of $6.71.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
The following Summary Compensation Table sets forth all compensation awarded to, earned by or paid for services rendered to the Company in all capacities during the fiscal year ended May 28, 2005, by (i) our chief executive officer and (ii) our four other most highly compensated executive officers who were serving as executive officers at the end of that year.
SUMMARY COMPENSATION TABLE

	Annual Compensation			Long-Term Compensation
Name and				LTIP	All Other
Principal Position	Year	Salary	Bonus(1)	Payouts	Compensation(2)
Fred R. Adams, Jr., Chairman of the	2005	$255,640	$150,000	None	$149,384
Board and Chief Executive Officer	2004	$234,714	$250,000	None	$83,797
	2003	$255,340	$270,000	None	$149,384

Richard K. Looper — Vice Chairman of	2005	$139,861	$78,000	None	$175,646
The Board of Directors	2004	$115,312	$130,000	None	$538,296
	2003	$149,175	$125,000	None	$1,246

Adolphus B. Baker — President, Chief	2005	$189,498	$114,000	None	$181,614
Operating Officer and Director	2004	$148,096	$175,000	None	$607,834
	2003	$164,736	$150,000	None	$7,214

Bobby J. Raines — Vice President,	2005	$175,162	$96,000	None (3)	$175,377
Chief Financial Officer, Tresurer	2004	$180,381	$156,000	None	$584,647
and Secretary and Director	2003	$160,975	$150,000	None	$977

Jack Self — Vice President/	2005	$110,411	$97,520	None (3)	$89,182
Operations and Production	2004	$115,267	$84,420	None	$389,072
	2003	$100,971	$72,534	None	$1,102

(1)	Bonuses are determined annually by the Compensation Committee of the Board of Directors on a discretionary basis based on the results of our operations and the Committee’s evaluation of the executive officer’s contribution to such performance, except that Mr. Self’s bonus is determined pursuant to a formula.

(2)	The amounts shown represent SARs exercises, as indicated in the table below, and premiums paid under separate life insurance policies purchased by us for each person named in the table. The policy on Mr. Adams’ life is owned by an Adams family inter vivos trust, and the beneficiaries are Mr. Adams’ four daughters and their descendants. Messrs. Baker, Self, Looper and Raines are the owners of their respective policies, and members of their families are the beneficiaries. The Company is not a beneficiary under any of such policies and will not receive any portion of the proceeds paid thereunder upon the death of any of the insureds. In addition, we made contributions to the account of each named executive maintained under an ESOP Plan. See “Employee Stock Ownership Plan” below.

(3)	Mr. Raines and Mr. Self can earn compensation payable in the future pursuant to long term incentive plans. See “Employment Agreements.”
Options Granted For the Fiscal Year Ending May 28, 2005
For the fiscal year ending May 28, 2005 no options were granted to any of the officers named in the Summary Compensation Table.

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values.
The following table sets forth the value of unexercised options and SARs, adjusted for stock split, held by the named executives at May 28, 2005, under our 1999 Stock Option Plan.

			Number of Securities	Value of Unexercised
	Number of		Underlying Unexercised	In-the-Money
	Securities		Options/SARs	Options/SARs at
	Underlying		At Fiscal Year-End (#)	Fiscal Year-End ($)
	Options/SARs		Exercisable (E)/	Exercisable (E)/
Name	Exercised	$ Value Realized	Unexercisable (U)	Unexercisable (U)

Fred Adams	-0-	-0-	-0-	-0-

R. K. Looper	16,000/16,000	174,400/174,400	-0-	-0-

Adolphus Baker	16,000/16,000	174,400/174,400	-0-	-0-

B. J. Raines	16,000/16,000	174,400/174,400	-0-	-0-

Jack Self	8,000/8,000	88,080/88,080	-0-	-0-

Equity Compensation Plan Information

			Number of shares remaining
	Number of shares to be	Weighted-average	available for future
	issued upon exercise of	exercise price of	issuance under equity
Plan Category	outstanding options	outstanding options	compensation plans

Equity compensation plans approved by security holders	128,800	1.913	-0-

Equity compensation plans not approved by security holders	-0-	-0-	-0-

Total	128,800	1.913	-0-

Employee Stock Ownership Plan
We maintain a payroll-based Employee Stock Ownership Plan. Pursuant to the ESOP, originally established in 1976, all full time employees over age 21 with one or more years of service, participate. Its assets, which currently consist primarily of Common Stock of the Company, are managed by a trustee designated by the Board. Contributions by us may be made in cash or shares of Common Stock, as determined by the Board of Directors. Employee contributions are not permitted. Company contributions generally may not exceed 15% of the aggregate annual compensation of participating employees. Contributions are allocated to the accounts of participating employees in the proportion which each employee’s compensation for the year bears to the total compensation (up to $150,000 per employee) of all participating employees subsequent to January 1, 2002. Company contributions vest immediately upon the commencement of an employee’s participation in the ESOP.
Shares of Common Stock held in an employee’s account are voted by the ESOP trustee in accordance with the employee’s instructions. An employee or his or her beneficiary is entitled to distribution of the balance of his or her account upon termination of employment. Our contributions to the ESOP amounted to approximately $2,117,000 in calendar year 2004. For calendar year 2004, our contributions to the ESOP on behalf of each of the executive officers named in the Summary Compensation Table were: Fred R. Adams, Jr. — $11,296; Richard K. Looper $11,296; Adolphus B. Baker — $11,296;Bobby J. Raines — $11,296; and Jack Self — $11,296.
1993 Stock Option Plan
Our 1993 Amended and Restated Stock Option Plan was adopted on May 25, 1993, and amended and restated on October 10, 1996. This Plan was approved by our shareholders on May 25, 1993. A total of 1,000,000 shares (post split) of our common stock was reserved for issuance under this Plan. All references to shares of common stock are adjusted to reflect the two-for-one split of our common stock effective April 14, 2004.

Inasmuch as 10 years have passed since the adoption of this Plan, by its terms no more options may be granted thereunder.
The exercise price for shares of stock subject to options under the Plan cannot be less than 100% of fair market value of our common stock on the date of grant of the options. The shares under this plan are subject to adjustment to prevent dilution. There are currently options outstanding under this Plan for a total of 79,200 shares. All must be exercised within 10 years of grant. The exercise prices are from $1.975 to $2.125 (reflects stock split).
Shares subject to the 1993 Plan have been registered under the Securities Act of 1933.
1999 Stock Option Plan
Our 1999 Stock Option Plan was adopted on April 15, 1999, and approved by the shareholders on October 11, 1999. Under the 1999 Plan, 1,000,000 shares of Common Stock were reserved for issuance upon the exercise of options that could be granted under the 1999 Plan. Options granted under the 1999 Plan are accompanied by tandem stock appreciation rights (“SARs”). Options for 1,000,000 shares were awarded in December 13, 1999 by the Board of Directors and can be either incentive stock options (“ISOs”) to satisfy the requirements of § 422 of the Internal Revenue Code (the “Code”), or non-statutory options (“NSOs”) which are not intended to satisfy such requirements. Under the 1999 Plan, the exercise price per share for any option granted may not be less than 100% of the fair market value of the common stock on the date of the grant. The number and kind of shares subject to an option and the option exercise price may be adjusted in certain circumstances to prevent dilution. The method of payment of an option exercise price will be as determined by the Board of Directors and as is set forth in the individual stock option agreements. SARs may be exercised in addition to or in lieu of the related stock option.
The options presently outstanding, all of which are held by employees, including executive officers and executive officers who are also directors, are for a total of 1,000,000 shares granted on December 13, 1999, at an exercise price of $1.50 per share and must be exercised no later than 10 years after grant. Options for approximately 128,000 shares previously issued were surrendered by departing employees and have been reissued at exercise prices ranging from $1.975 per share to $2.094 per share. Shares subject to the 1999 Plan have been registered under the Securities Act of 1933. All share information reflects stock split.
Savings and Retirement Plan
Since 1985, we have maintained a defined contribution savings and retirement plan (the “Retirement Plan”), which is designed to qualify under Sections 401 (a) and 401 (k) of the Code. An employee is eligible to participate in the Retirement Plan on or after having attained age 21 and after one year of full time service. The Retirement Plan is administered by us and permits covered employees to contribute up to the maximum allowed by the IRS regulations. Highly compensated employees may be subject to further limitations on the amount of their maximum contribution. We may make discretionary contributions matching each employee’s pre-tax contributions. At the present time, we do not make discretionary contributions. The Retirement Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended.
Participating employees are at all times 100% vested in their account balances under the Retirement Plan. Benefits are paid at the time of a participant’s death, retirement, disability, termination of employment, and, under limited circumstances, may be withdrawn prior to the employee’s termination of service. Contributions are not taxable to employees until such funds are distributed to them.
Employment Agreements
We have entered into certain incentive compensation continuation agreements with Bobby J. Raines and Jack Self. Pursuant to the agreements, each executive officer may earn up to 10 years of compensation payments if he remains with us until age 65. If the officer’s employment ends before his 65th birthday, he would be entitled to fewer years of incentive compensation payments, depending on the length of time served as an officer. The incentive compensation payments are made monthly, beginning immediately after the officer’s 65th birthday, unless the employee elects to defer receipt of such payments at the annual rate of $50,000 per year for Mr. Raines and $20,000 per year for Mr. Self. The Agreements provide that once payments begin or have been earned, any remaining payments will continue to be made to the officer’s estate after his death. As of October 2005, Mr. Raines will have earned 18 years and will earn an additional year for each year worked hereafter until his retirement. Mr. Self has earned 20 years and will earn an additional year for each year worked hereafter until his retirement.

On July 28, 2005, our Board of Directors approved an agreement with Mr. Raines to be effective October 31, 2005, when Mr. Raines will substantially reduce his responsibilities with the Company. Beginning October 31, 2005, Mr. Raines will continue as Vice President of the Company at a salary of $78,000 per year and is expected to work not less than 1,000 hours annually. As an employee he will be eligible to receive regular Company benefits.
Director Compensation
The Company’s non-employee directors are each entitled to receive $15,000 annually as compensation for their services as a director and have been granted options to purchase Common Stock under the 1993 Plan and may be granted options under the 1999 Plan. Options to purchase 24,000 shares of Common Stock at a price of $2.165 per share were granted on October 15, 1996 to R. Faser Triplett, a non-employee director of the Company. Ms. Hughes was granted options to purchase 24,000 shares of common stock at a price of $2.125 on May 1, 2003. All options expire 10 years after grant. Directors also may be compensated for any services performed in addition to their normal duties as a director of the Company. Employee-directors receive no additional compensation for their services as directors of the Company. As members of the Special Committee which considered the going private transaction, which was terminated in 2003, Messrs. Cox, Triplett and Ms. Hughes received an additional $10,000 fee each. Share information reflects stock split.
Compensation Committee Interlocks and Insider Participation
In October 1996, the Board of Directors established a Compensation Committee. As indicated above, the members of the Committee are Fred R. Adams, Jr., Chairman of the Board of Directors and Chief Executive Officer, and James E. Poole and R. Faser Triplett, M.D., independent directors of the Company. Only Mr. Adams is an employee of the Company.
Report of Compensation Committee
The compensation of the officers of the Company is determined by the Compensation Committee in consultation with the Executive Committee of the Board of Directors. The Compensation Committee consists of Messrs. Poole, Triplett and Adams, while the Executive Committee consists of Messrs. Adams, Looper, Baker and Raines.
The compensation of all officers consists of two components, a base salary and a bonus. The bonus which may be received by officers, other than members of the Executive Committee, is determined by a formula set forth in the Company’s Bonus Program. The maximum bonus which an officer is entitled to receive is computed by taking his salary on the first day of the then fiscal year, adding his bonus from the previous year, and dividing by two. This is the theoretical maximum that an officer may receive.
Other than officers who are members of the Executive Committee, of the maximum bonus payable, 50% of that bonus is predicated on the officer’s individual performance and 50% is predicated on the profitability of the Company. If the Company achieves a pre-tax profit equal to 5 cents per dozen eggs produced by the Company, the officer will receive the entire profitability component of his bonus. If the Company achieves profitability at a pre-tax level less than 5 cents per dozen eggs produced, the profitability component of the bonus will be reduced proportionately. For example, if the Company earned a pre-tax profit of 2.5 cents per dozen eggs produced, the officer would be entitled to receive only one-half of the profitability component of his bonus.
The performance component of his bonus is determined by the Compensation Committee upon recommendation by the Executive Committee. The Executive Committee evaluates the respective responsibilities and performance of each officer, and based on their evaluation of that officer’s performance, a recommendation as to what percentage of his performance component should be given is given to the Compensation Committee. An officer’s total bonus is the sum of the profitability component and the bonus component.
Officers who are members of the Executive Committee are not eligible to participate in the established bonus program. While members of the Executive Committee also receive a base salary which is subjectively established by the Compensation Committee, they are also eligible to receive a bonus in addition to their salary. The amount of their bonus, if any, is determined exclusively by the Compensation Committee. In determining the bonus, if any, to be paid to members of the Executive Committee, the Compensation Committee takes into consideration the performance of the Company, its profitability, and the individual contributions of the members of the Executive Committee. No formula is utilized in computing such bonuses.

The base compensation and bonuses available to all officers is intended by the Company to place the Company generally in the center of the compensation range paid to comparable employees in similar industries, with particular emphasis upon commodity-based companies such as egg producers, marketers, poultry producers, processors and distributors.
The overwhelming majority of businesses in the industry of the Company are privately held and, therefore, compensation information is not readily available. However, the general ranges of compensation within such industry are generally well known within the industry, and the Compensation Committee believes that the salaries and bonuses paid to the Company officers fall within the middle of the range being paid. It is the philosophy of the Company neither to pay the highest nor the lowest salaries or bonuses.
Fred R. Adams, Jr.
R. Faser Triplett, M.D.
James E. Poole

COMPARISON OF 5 YEAR CUMULATE TOTAL RETURN*
AMONG CAL-MAINE FOODS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ NON-FINANCIAL INDEX

INDEPENDENT AUDITORS
The firm of Ernst & Young, LLP has served as our independent auditor since fiscal year 1989. In connection with the audit for fiscal 2005, the Audit Committee contracted with Ernst & Young, LLP to perform audit services for the Company in fiscal 2004 and fiscal 2005. Representatives of Ernst & Young, LLP are expected to be present at the annual meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Fees
The fee paid to Ernst & Young during fiscal years 2004 and 2005 were:

Fee	Amount	Percent of Total Payments
Audit Fees (2004)	$73,500	36%
Audit Fees (2005)	$154,100	71

Audit Related Fees (2004)	$-0-	0
Audit Related Fees (2005)	$-0-	0

Tax Fees (2004)	$54,720	26
Tax Fees (2005)	$45,400	21

Other Fees (2004)	$78,500	38
Other Fees (2005)	$18,400	8
Fees for audit services include fees associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q. Audit-related fees principally included employee benefit plan audits and internal control reviews in fiscal 2004 and 2005, and accounting consultations in fiscal 2004 and 2005. Tax fees included tax compliance, tax advice and tax planning in 2005. Other fees in 2005 are for accounting consultations for the Company’s abandoned “going private transaction” and equity offering.
SHAREHOLDER PROPOSALS
Shareholder proposals for the 2006 Annual Meeting must be received in writing by the Company no later than June 1, 2006, which is 120 days prior to the date on which we plan to mail proxy materials relating to that meeting, to be considered for inclusion in the Company’s proxy materials for the 2006 Annual Meeting, if needed. Shareholder proposals should be addressed to Cal-Maine Foods, Inc., Post Office Box 2960, Jackson, Mississippi 39207, Attention: Secretary. No shareholder proposals were received for inclusion in the proxy materials for the 2005 meeting.
OTHER MATTERS
The Board of Directors is not aware of any other matters which may come before the meeting. However, if any other matters are properly brought before the meeting, the proxies in the enclosed proxy will vote in accordance with their best judgment on such matters.
Holders of common stock are urged to complete, sign and date the accompanying proxy card and return it in the enclosed envelope. No postage is necessary if the proxy card is mailed in the United States.

INCORPORATION BY REFERENCE
The accompanying Annual Report on Form 10-K contains the audited balance sheets of the Company at May 28, 2005 and May 29, 2004 and related consolidated statements of operations, stockholder equity, and cash flows for fiscal years ended May 28, 2005, May 29, 2004 and May 31, 2003. Such financial statements are incorporated herein by reference.

By order of the Board of Directors,

Bobby J. Raines Secretary
Jackson, Mississippi
September 9, 2005

APPENDIX A
CHARTER OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
CAL-MAINE FOODS, INC.
Purpose
      The purpose of the Audit Committee of the Board of Directors of Cal-Maine Foods, Inc. (the Company”) is to assist the Board in carrying out its oversight responsibilities with respect to the Company’s financial reports and compliance obligations, annual independent audit of its financial statements and its internal financial and accounting controls.
Membership
      The Committee will consist of not less than three independent members of the Board of Directors. Each Member of the Committee will meet the requirements of the Audit Committee Policy of NASDAQ and, accordingly, (i) will not be an officer or employee of the Company or its subsidiaries and will not have a relationship which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and (ii) will be financially literate, or be able to become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee will have accounting or related financial management expertise.
Responsibilities
      The Committee’s oversight responsibilities will include the following:
1.	The Committee, subject to any action that may be taken by the full Board of Directors, will have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor. The Committee shall determine the compensation of the independent auditor, determine whether or not the independent auditor shall be retained and shall generally oversee the independent auditor in the performance of its duties and the relationship of such auditor with the Company and management of the Company.

2.	The Committee will review, with management and the auditor, the audited financial statements to be included in the Company’s Annual Report on Form 10-K and review and consider with the auditor the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS 61”) as in effect at that time.

3.	Either the whole Committee or the Chairperson of the Committee will review with management and the auditor the Company’s quarterly financial statements to be included in the Company’s Quarterly Reports on Form 10-Q and review with the auditor the matters required to be discussed by SAS 61 as in effect at that time.

4.	The Committee will (i) review the annual written report from the auditor discussing all relationships between the auditor and the Company in accordance with Independence Standards Board Standard No. 1 (“ISB”) as in effect at that time; (ii) discuss with the auditor any such disclosed relationships and their impact on the auditor’s independence; and (iii) recommend that the Board of Directors take appropriate action in response to the auditor’s report to satisfy itself of the auditor’s independence.

5.	The Committee will review the comments from the auditor in the auditor’s annual report to management and the Board relating to the Company’s accounting procedures and systems of internal controls.

6.	The Committee will review with management and the auditor compliance with laws, regulations and internal procedures and contingent liabilities and risks that may be material to the Company.

7.	The Committee will prepare a report each year for inclusion in the Company’s annual proxy statement stating whether (i) the Committee reviewed and discussed the audited financial statements with management, (ii) the Committee discussed with the auditor the matters required to be discussed by SAS 61, (iii) the Committee received the written disclosures from the auditor required by ISB 1, and (iv) the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

8.	The Committee shall adopt and maintain on a current basis a policy to encourage and facilitate free and open communication by employees of the Company with the Committee. The existence and content of such policy shall be communicated to the employees of the Company upon adoption and not less than annually thereafter.

9.	The Committee shall have the authority, at the expense of the Company, to engage independent counsel and other advisors as it deems necessary to carry out its duties.

10.	The Committee shall, at all times, perform its duties in compliance with the Sarbanes-Oxley Act. In any circumstance where the provisions of this Charter are in conflict with the dictates of the Sarbanes-Oxley Act or the listing and governance requirements established by NASDAQ, Sarbanes-Oxley and/or NASDAQ requirements shall control.

11.	The Committee shall take such steps as necessary for the Company to provide appropriate funding, as determined by the Committee, for the payment of :
(a) Compensation to any registered public accounting firm engaged to prepare or issue an audit report or perform other audit, review or attestation services for the Company;
(b) Compensation for any advisors employed by the Committee; and
(c) Ordinary administrative duties of the Committee that are necessary or appropriate in carrying out its functions.
      The Committee will review the adequacy of this Charter on an annual basis.

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APPENDIX B
CAL-MAINE FOODS, INC.
2005 INCENTIVE STOCK OPTION PLAN
      1. PURPOSE OF THE PLAN: The purpose of this Plan is to attract and retain employees of Cal-Maine Foods, Inc. (the “Corporation”) and its Subsidiaries and to provide such persons with appropriate incentives. Subject to the approval of the Corporation’s shareholders, the Corporation has adopted the Plan effective as of August 15, 2005.
      All options granted under the Plan shall be Incentive Stock Options.
      2. DEFINITIONS: As used herein, the following definitions shall apply:
      (a) “Administrator” means the Executive Committee or the Board in accordance with Section 4 of the Plan.
      (b) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws. U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.
      (c) “Board” means the Board of Directors of the Corporation.
      (d) “Code” means the Internal Revenue Code of 1986, as amended.
      (e) “Common Stock” means the Common Stock of the Corporation.
      (f) “Corporation” means CAL-MAINE FOODS, INC.
      (g) “Director” means a member of the Board.
      (h) “Employee” means any employee, including, without limitation, Officers employed by the Corporation or any Parent or Subsidiary of the Corporation. An employee shall not cease to be an Employee in the case of (i) any leave of absence approved by the Corporation or (ii) transfers between locations of the Corporation or between the Corporation, its Parent, any Subsidiary, or any successor. For purposes of the Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, the 181st day of such leave shall be treated as Employee’s date of termination. Neither service as a Director nor payment of the director’s fee by the Corporation shall be sufficient to constitute “employment” by the Corporation. An employee may serve as a Director of the Company and maintain his status as an employee.
      (i) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      (j) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
      (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

      (iii) In the absence of an established market for the Common Stock, the fair Market Value shall be determined in good faith by the Administrator.
      (k) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
      (l) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.
      (m) “Officer” means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
      (n) “Option” means an incentive stock option granted pursuant to the Plan.
      (o) “Option Agreement” means an agreement between the Corporation and an Optionee evidencing the terms and conditions of an individual option grant. The Option Agreement is subject to the terms and conditions of the Plan.
      (p) “Optioned Stock” means the Common Stock subject to an Option.
      (q) “Optionee” means the holder of an outstanding Option granted under the Plan.
      (r) “Parent” means a “parent corporation”, whether now or hereinafter existing, as defined in Section 424(e) of the Code.
      (s) “Plan” means this 2005 Incentive Stock Option Plan, as amended.
      (t) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
      (u) “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.
      (v) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
      3. STOCK SUBJECT TO THE PLAN: Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.
      If an Option expires, is forfeited, or becomes unexercisable without having been exercised in full, or is surrendered pursuant to a method of payment under Section 9(c), the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.
      4. ADMINISTRATION OF THE PLAN:
      (a) PROCEDURE:
      (i) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.
      (ii) ADMINISTRATION: The Plan shall be administered by the Executive Committee of the Board.

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      (b) POWERS OF THE ADMINISTRATOR: Subject to the provisions of the Plan the Administrator shall have the authority, in its discretion:
      (i) to determine the Fair Market Value;
      (ii) to select the Employees to whom Options may be granted hereunder;
      (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;
      (iv) to approve forms of Option Agreement for use under the Plan;
      (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, conditions resulting in forfeiture, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
      (vi) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;
      (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
      (viii) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post termination exercisability period of Options longer than is otherwise provided for in the Plan;
      (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Corporation withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
      (x) to authorize any person to execute on behalf of the Corporation any instrument required to effect the grant of an Option previously granted by the Administrator;
      (xi) to make all other determinations deemed necessary or advisable for administering the Plan.
      (c) EFFECT OF ADMINISTRATOR’S DECISION: The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.
      5. ELIGIBILITY: Incentive Stock Options may be granted only to Employees.
      6. LIMITATIONS:
      (a) Each Option shall be designated in the Option agreement granting such Option as an Incentive Stock Option. Each Option shall provide that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Corporation and any Parent or Subsidiary) shall not exceed $100,000. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the option with respect to such shares is granted.

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      (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as an Officer, an Employee or a Director of the Corporation, nor shall they interfere in any way with the Optionee’s right or the Corporation’s right to terminate such relationship at any time, with or without cause.
      7. TERM OF PLAN: Subject to Section 18 of the Plan, the Plan shall become effective on August 15, 2005. It shall continue in effect for a term of ten (10) years from such date, unless terminated earlier under Section 14 of the Plan.
      8. TERM OF OPTION: The term of each Option shall be stated in the Option Agreement. In the case of any Option granted under this Plan, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns Stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.
      9. OPTION EXERCISE PRICE AND CONSIDERATION:
      (a) EXERCISE PRICE: The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator: If an Option is granted to an Employee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant. If an Option is granted to any Employee other than an Employee described immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
      (b) WAITING PERIOD AND EXERCISE DATES: At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.
      (c) FORM OF CONSIDERATION: The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:
      (i) cash;
      (ii) check;
      (iii) previously acquired Shares having an aggregate fair market value on the date of exercise (determined in accordance with Section 2(j) equal to the aggregate exercise price of all options being exercised, provided such method of payment is then permitted by Applicable Laws and such Shares, if acquired directly form the Corporation were owned at least six months prior to such delivery;
      (iv) any combination of the foregoing methods of payment; or
      (v) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
      10. EXERCISE OF OPTION:
      (a) PROCEDURE FOR EXERCISE: Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

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      An Option shall be deemed exercised when the Corporation has received: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse or a family trust. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Corporation shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.
      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for exercise under the Option, meaning by the number of Shares as to which the Option is exercised.
      b) TERMINATION OF RELATIONSHIP AS AN EMPLOYEE : If an Optionee ceases to be an Employee, other than upon the Optionee’s death, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
      c) DEATH OF OPTIONEE: If an Optionee dies while an Employee or within ninety (90) days of ceasing to be an Employee, the Option may be exercised within six (6) months after the death of Optionee, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date Optionee ceased to be an Employee. If, at the time Optionee ceased to be an Employee, the optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee’s estate. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
      d) BUYOUT PROVISIONS: The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.
      11. NON-TRANSFERABILITY OF OPTIONS: Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed or in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.
      12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE:
      a) CHANGES IN CAPITALIZATION: Subject to any required action by the shareholders of the Corporation, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect

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shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of Shares of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.
      b) DISSOLUTION OR LIQUIDATION: In the event of the proposed dissolution or liquidation of the Corporation, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.
      c) MERGER OR ASSET SALE: In the event of a merger of the Corporation with or into another corporation, or the sale of substantially all of the assets of the Corporation, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.
      13. DATE OF GRANT: The date of grant of an Option shall be, for all purposes, the date of which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.
      14. AMENDMENT AND TERMINATION OF THE PLAN:
      a) AMENDMENT AND TERMINATION: The Board may at any time amend, alter, suspend or terminate the Plan.
      b) SHAREHOLDER APPROVAL: The Corporation shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
      c) EFFECT OF AMENDMENT OR TERMINATION: No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Corporation. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

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      15. CONDITIONS UPON ISSUANCE OF SHARES:
      a) LEGAL COMPLIANCE: Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.
      b) INVESTMENT REPRESENTATIONS: As a condition to the exercise of an Option, the Corporation may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.
      16. INABILITY TO OBTAIN AUTHORITY: The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
      17. RESERVATION OF SHARES: The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
      18. SHAREHOLDER APPROVAL: This Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months after the date of the adoption of this Amendment. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

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APPENDIX C
CAL-MAINE FOODS, INC.
STOCK APPRECIATION RIGHTS PLAN
      1. PURPOSE OF THE PLAN: The purpose of this Plan is to attract and retain qualified officers, directors and other key employees of Cal-Maine Foods, Inc. (the “Corporation”) and its Subsidiaries and to provide such persons with appropriate incentives. The Corporation has adopted the Plan effective as of August 15, 2005, and unless extended by amendment in accordance with the terms of the Plan, no Stock Appreciation Right (SAR) will be granted hereunder after the tenth anniversary of such effective date.
      2. DEFINITIONS: As used herein, the following definitions shall apply:
      (a) “Administrator” means the Executive Committee of the Board in accordance with Section 4 of the Plan.
      (b) “Applicable Laws” means the requirements relating to the administration of stock appreciation rights plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where rights are, or will be, granted under the Plan.
      (c) “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a SAR. Such price must be a price that is not less than the Fair Market Value of a single share of Common Stock on the date a grant is made.
      (d) “Board” means the Board of Directors of the Corporation.
      (e) “Code” means the Internal Revenue Code of 1986, as amended.
      (f) “Common Stock” means the Common Stock of the Corporation.
      (g) “Corporation” means CAL-MAINE FOODS, INC.
      (h) “Director” means a member of the Board.
      (i) “Employee” means any employee, including, without limitation, Officers employed by the Corporation or any Parent or Subsidiary of the Corporation. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Corporation or (ii) transfers between locations of the Corporation or between the Corporation, its Parent, any Subsidiary, or any successor. For purposes of a SAR, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Corporation is not so guaranteed, the 181st day of such leave shall be treated as the Employee’s date of termination. Neither service as a Director nor payment of the director’s fee by the Corporation shall be sufficient to constitute “employment” by the Corporation. An employee may serve as a Director of the Company and maintain his status as an employee.
      (j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
      (k) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
            (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
            (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (iii) In the absence of an established market for the Common Stock, the fair Market Value shall be determined in good faith by the Administrator.
      (l) “Grantee” means the holder of an outstanding SAR granted under the Plan.
      (m) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual grant. The Notice of Grant is part of the Stock Appreciation Rights Agreement.
      (n) “Officer” means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
      (o) “Parent” means a “parent corporation”, whether now or hereinafter existing, as defined in Section 424(e) of the Code.
      (p) “Plan” means this Stock Appreciation Rights Plan, as amended.
      (q) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
      (r) “Service Provider” means an Officer, Employee or non-employee member of the Board.
      (s) “Share” means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.
      (t) “Spread” means the amount by which the Fair Market Value per Share on the date when the SAR is exercised exceeds the Base Price specified in the Stock Appreciation Rights Agreement.
      (u) “Stock Appreciation Right (SAR)” means a right entitling the Grantee to receive at the time of exercise an amount equal to the difference between the Fair Market Value of a single share of Common Stock and the Base Price of a single share of Common Stock, payable solely in Shares.
      (v) “Stock Appreciation Rights Agreement” means an agreement between the Corporation and a Grantee evidencing the terms and conditions of an individual SAR grant. The Stock Appreciation Rights Agreement is subject to the terms and conditions of the Plan.
      (w) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
      3. STOCK APPRECIATION RIGHTS SUBJECT TO THE PLAN: Subject to the provisions of Section 11, of the Plan, the maximum aggregate number of SARs which may be granted under the Plan is 1,000,000 SARs.
      If a SAR expires, is forfeited, or becomes unexercisable without having been exercised in full, such unexercised SARs shall become available for future grant under the Plan (unless the Plan has terminated).
      4. ADMINISTRATION OF THE PLAN:
      (a) PROCEDURE:
            (i) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.
            (ii) ADMINISTRATION: The Plan shall be administered by the Executive Committee of the Board.
      (b) POWERS OF THE ADMINISTRATOR: Subject to the provisions of the Plan the Administrator shall have the authority, in its discretion:

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            (i) to determine the Fair Market Value;
            (ii) to select the Service Providers to whom SARs may be granted hereunder;
            (iii) to determine the number of SARs to be granted hereunder;
            (iv) to approve forms of Stock Appreciation Rights Agreements for use under the Plan;
            (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any SAR granted hereunder. Such terms and conditions include, but are not limited to, the time or times when a SAR may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, conditions resulting in forfeiture, and any restriction or limitation regarding any SAR, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
            (vi) to construe and interpret the terms of the Plan, and SAR granted pursuant to the Plan;
            (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
            (viii) to modify or amend each SAR (subject to Section 13(c) of the Plan), including the discretionary authority to extend the post termination exercisability period of a SAR longer than is otherwise provided for in the Plan;
            (ix) to allow Grantees to satisfy withholding tax obligations by electing to have the Corporation withhold from the Shares to be issued upon exercise of a SAR that number of Shares having a Fair Market Value equal to the amount required to be withheld. The fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Grantee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;
            (x) to authorize any person to execute on behalf of the Corporation any instrument required to effect the grant of a SAR previously granted by the Administrator;
            (xi) to make all other determinations deemed necessary or advisable for administering the Plan.
      (c) EFFECT OF ADMINISTRATOR’S DECISION: The Administrator’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of SARs.
      5. ELIGIBILITY: Stock Appreciation Rights may be granted to any Service Provider.
      6. LIMITATIONS: Neither the Plan nor any SAR shall confer upon a Grantee any right with respect to continuing the Grantee’s relationship as an Officer, an Employee or a Director of the Corporation, nor shall they interfere in any way with the Grantee’s right or the Corporation’s right to terminate such relationship at any time, with or without cause.
      7. TERM OF PLAN: The Plan shall become effective on August 15, 2005. It shall continue in effect for a term of ten (10) years from such date, unless terminated earlier under Section 13 of the Plan.
      8. STOCK APPRECIATION RIGHTS: The Administrator may grant SARs to any Service Provider, who in the opinion of the Administrator, is in a position to make a significant contribution to the Corporation’s future success. The Administrator shall determine, within the limits of the Plan, the Service Providers to whom, and the times at which SARs are to be granted. The Administrator shall also determine the number of SARs granted, the duration of each SAR and the time or times within which all or portions of the SARs may be exercised. Any grant of SARs under this Plan shall be upon such terms and conditions as the Administrator may determine in accordance with the following provisions:

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      (a) Any grant shall specify that the amount payable upon the exercise of a SAR shall be paid by the Corporation in Shares.
      (b) Any grant shall specify the term that during which the SAR is exercisable, provided that no SAR may be exercised after the expiration of ten (10) years from the date it is granted.
      (c) Any grant may specify that the amount payable upon the exercise of a SAR shall not exceed a maximum specified by the Board on the Date of Grant.
      (d) Each grant shall specify the criteria that must be satisfied before the SAR or installments thereof shall become exercisable.
      (e) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any designated officer thereof and delivered to and accepted by the Grantee and shall describe the subject SAR, state that the SARs are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Board may determine consistent with this Plan.
      9. EXERCISE OF STOCK APPRECIATION RIGHT:
      (a) PROCEDURE FOR EXERCISE: Any SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Stock Appreciation Rights Agreement. Unless the Administrator provides otherwise, vesting of SARs granted hereunder shall be tolled during any unpaid leave of absence.
      A SAR shall be deemed exercised when the Corporation has received written or electronic notice of exercise (in accordance with the Stock Appreciation Rights Agreement) from the person entitled to exercise the SAR. The Corporation shall pay to the Grantee exercising a SAR the Spread thereon in Shares of the Corporation, less any shares required to be withheld promptly after the SAR is exercised. No fractional Shares shall be issued. If the calculation of the Spread results in a fractional share, the Spread shall be rounded down to the next whole share. Shares issued upon exercise of a SAR shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse or a family trust. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the SAR, notwithstanding the exercise of the SAR. The Corporation shall issue (or cause to be issued) such Shares promptly after the SAR is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.
      Exercising a SAR in any manner shall decrease the number of SARs thereafter available, both for purposes of the Plan and for exercise under the Stock Appreciation Rights Agreement.
      (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER: If a Grantee ceases to be a Service Provider, other than upon the Grantee’s death, the Grantee may exercise his or her SARs within such period of time as is specified in the Stock Appreciation Rights Agreement to the extent that the SARs are vested on the date of termination. In the absence of a specified time in the Stock Appreciation Rights Agreement, the SARs shall remain exercisable for ninety (90) days following the Grantee’s termination. If, on the date of termination, the Grantee is not vested as to his or her entire SARs, the unvested SARs shall revert to the Plan. If, after termination, the Grantee does not exercise his or her SARs within the time specified by the Administrator, the SARs shall terminate, and the SARs shall revert to the Plan.
      (c) DEATH OF GRANTEE: If a Grantee dies while a Service Provider or within ninety (90) days of ceasing to be a Service Provider, the SARs may be exercised within six (6) months after the death of Grantee, by the Grantee’s estate or by a person who acquired the right to exercise the SARs by bequest or inheritance, but only to the extent that the SARs are vested on the date Grantee ceased to be a Service Provider. If, at the time Grantee ceased to be a Service Provider, the Grantee is not vested as to his or her entire SARs, the unvested portion of the SARs shall immediately revert to the Plan. The SARs may be exercised by the executor or administrator of the Grantee’s estate. If the SARs are not so exercised within the time specified herein, the SARs shall terminate, and the SARs shall revert to the Plan.

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      (d) BUYOUT PROVISIONS: The Administrator may at any time offer to buy out for a payment in Shares, a SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Grantee at the time that such offer is made.
      10. NON-TRANSFERABILITY OF SAR: Unless determined otherwise by the Administrator, a SAR may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. If the Administrator makes a SAR transferable, such SAR shall contain such additional terms and conditions as the Administrator deems appropriate.
      11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE:
      (a) CHANGES IN CAPITALIZATION: Subject to any required action by the shareholders of the Corporation, the number of SARs issued and the number of SARs which have been authorized for issuance under the Plan but as to which no SARs have yet been granted or which have been returned to the Plan upon cancellation or expiration of a SAR, as well as the Base Price, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of Shares of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of SARs or the Base Price.
      (b) DISSOLUTION OR LIQUIDATION: In the event of the proposed dissolution or liquidation of the Corporation, the Administrator shall notify each grantee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Grantee to have the right to exercise his or her SARs until ten (10) days prior to such transaction as to all of the SARs covered thereby, including SARs which would not otherwise be vested or exercisable. To the extent it has not been previously exercised, a SAR will terminate immediately prior to the consummation of such proposed action.
      (c) MERGER OR ASSET SALE: In the event of a merger of the Corporation with or into another corporation, or the sale of substantially all of the assets of the Corporation, each outstanding SAR shall be assumed or an equivalent right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the SAR, the Grantee shall fully vest in and have the right to exercise the SARs, including SARs as to which it would not otherwise be vested or exercisable. If a SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Grantee in writing or electronically that the SAR shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the SAR shall terminate upon the expiration of such period. For purposes of this paragraph, the SARs shall be considered assumed if, following the merger or sale of assets, the replacement SARs confers the right to receive, for each SAR held immediately prior to the merger or sale of assets, solely common stock of the successor corporation or its Parent, equivalent in value to the Spread between the Base Price and Fair Market Value of a Share of Common Stock of the Corporation immediately prior to the merger or asset sale.
      12. DATE OF GRANT: The date of grant of a SAR shall be, for all purposes, the date of which the Administrator makes the determination granting such SAR, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the date of such grant.
      13. AMENDMENT AND TERMINATION OF THE PLAN:
      (a) AMENDMENT AND TERMINATION: The Board may at any time amend, alter, suspend or terminate the Plan.

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      (b) SHAREHOLDER APPROVAL: The Corporation shall obtain shareholder approval of any Plan amendment only if necessary to comply with Applicable Laws.
      (c) EFFECT OF AMENDMENT OR TERMINATION: No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Corporation. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to SARs granted under the Plan prior to the date of such termination.
      14. CONDITIONS UPON ISSUANCE OF SHARES:
      (a) LEGAL COMPLIANCE: Shares shall not be issued pursuant to the exercise of a SAR unless the exercise of such SAR and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.
      (b) INVESTMENT REPRESENTATIONS: As a condition to the exercise of a SAR, the Corporation may require the person exercising such SAR to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.
      15. INABILITY TO OBTAIN AUTHORITY: The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
      16. RESERVATION OF SHARES: The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

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PROXY
CAL-MAINE FOODS, INC.
THIS PROXY IS BEING SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS.
    The undersigned hereby directs the Trustee of the Cal-Maine Foods, Inc. Employee Stock Ownership Plan to vote all the shares of Common Stock of Cal-Maine Foods, Inc. (the “Company”), held for the account of the undersigned in the Plan on August 26, 2005 at the Annual Meeting of the shareholders of the Company, to be held on October 13, 2005, and at any adjournments thereof as follows:
1.   Election of Directors (Check only one box below. To withhold authority for any individual nominee, strike through the name of nominee.)

☐	To vote for all the nominees listed below:
Fred R. Adams, Jr., Richard K. Looper, Adolphus B. Baker, Timothy A. Dawson, R. Faser Triplett, M.D., Letitia C. Hughes, and James E. Poole.
OR
☐	To withhold authority to vote for all nominees listed above.
OR
☐	To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.

☐ Fred R. Adams, Jr.	☐ Adolphus B. Baker	☐ R. Faser Triplett, M.D.	☐ James E. Poole
☐ Richard K. Looper	☐ Timothy A. Dawson	☐ Letitia C. Hughes

Please refer to the Proxy Statement for a discussion of cumulative voting.

2.	For ratification of the 2005 Cal-Maine Foods Incentive Stock Option Plan.
☐ For              ☐ Against              ☐ Abstain

3.	For ratification of the Cal-Maine Foods Incentive Stock Appreciation Rights Plan.
☐ For              ☐ Against              ☐ Abstain

4.	The Trustee is authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the Trustee may vote for any person for director in their discretion.

    When properly executed, this proxy will be voted in the manner directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL NO. 1, FOR THE RATIFICATION OF THE 2005 CAL-MAINE FOODS INCENTIVE STOCK OPTION PLAN IN PROPOSAL NO. 2, AND FOR RATIFICATION OF THE CAL-MAINE FOODS STOCK APPRECIATION RIGHTS PLAN IN PROPOSAL NO. 3. The undersigned hereby revokes any proxy heretofore given by the undersigned to vote at the Annual Meeting. This proxy may be revoked prior to its exercise, either in person or in writing.

Signature

Signature if held jointly

----------------------------------, 2005.
1. Sign your name exactly as it appears on the label.
2. When signing as attorney, executor, administrator, trustee, or guardian, please state full title as such.
3. If a corporation, please sign in full corporate name by president or other authorized officer.
4. If a partnership, please sign in partnership name by authorized person.
5. When shares are held jointly, both stockholders must sign this proxy.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
POSTAGE-PAID ENVELOPE.

PROXY
CAL-MAINE FOODS, INC
THIS PROXY IS BEING SOLICITED BY THE COMPANY’S BOARD OF DIRECTORS.
    The undersigned hereby appoints Fred R. Adams, Jr. and Bobby J. Raines, or either of them, as proxies with the power to appoint their substitutes and hereby authorizes them to represent and vote, as designated below, all the shares of Common Stock of Cal-Maine Foods, Inc. (the “Company”), held of record by the undersigned on August 26, 2005, at the Annual Meeting of Stockholders of the Company, to be held on October 13, 2005, and at any adjournment thereof, with all powers the undersigned would possess if personally present.
1.   Election of Directors (Check only one box below. To withhold authority for any individual nominee, strike through the name of nominee.)

☐	To vote for all the nominees listed below:
Fred R. Adams, Jr., Richard K. Looper, Adolphus B. Baker, Timothy A. Dawson, R. Faser Triplett, M.D., Letitia C. Hughes, and James E. Poole.
OR
☐	To withhold authority to vote for all nominees listed above.
OR
☐	To allocate your votes among nominees for director utilizing cumulative voting, indicate the number of votes for each director opposite the name of each nominee.

☐ Fred R. Adams, Jr.	☐ Adolphus B. Baker	☐ R. Faser Triplett, M.D.	☐ James E. Poole
☐ Richard K. Looper	☐ Timothy A. Dawson	☐ Letitia C. Hughes

Please refer to the Proxy Statement for a discussion of cumulative voting.

2.	For ratification of the 2005 Cal-Maine Foods Incentive Stock Option Plan.
☐ For              ☐ Against              ☐ Abstain

3.	For ratification of the Cal-Maine Foods Incentive Stock Appreciation Rights Plan.
☐ For              ☐ Against              ☐ Abstain

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof. If a nominee for director is unable to serve or, for good cause, will not serve as director, the proxies may vote for any person for director in their discretion.

    When properly executed, this proxy will be voted in the manner directed. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES LISTED IN PROPOSAL NO. 1, FOR THE RATIFICATION OF THE 2005 CAL-MAINE FOODS INCENTIVE STOCK OPTION PLAN IN PROPOSAL NO. 2, AND FOR RATIFICATION OF THE CAL-MAINE FOODS STOCK APPRECIATION RIGHTS PLAN IN PROPOSAL NO. 3. The undersigned hereby revokes any proxy heretofore given by the undersigned to vote at the Annual Meeting. This proxy may be revoked prior to its exercise, either in person or in writing.

Signature

Signature if held jointly

---------------------------------- , 2005.
1. Sign your name exactly as it appears on the label.
2. When signing as attorney, executor, administrator, trustee, or guardian, please state full title as such.
3. If a corporation, please sign in full corporate name by president or other authorized officer.
4. If a partnership, please sign in partnership name by authorized person.
5. When shares are held jointly, both stockholders must sign this proxy.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
POSTAGE-PAID ENVELOPE.